UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

CORE PLUS BOND FUND

FORM N-Q

APRIL 30, 2012

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 34.2%
CONSUMER DISCRETIONARY - 3.0%
Automobiles - 0.4%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	260,000	$269,121	(a)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	330,000	418,275
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000	127,011

Total Automobiles				814,407

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.625%	10/1/18	24,000	27,120
Service Corp. International, Senior Notes	7.500%	4/1/27	73,000	74,095

Total Diversified Consumer Services				101,215

Hotels, Restaurants & Leisure - 0.0%
CityCenter Holdings LLC/CityCenter Finance Corp.,
Senior Secured Notes	7.625%	1/15/16	80,000	85,200
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	35,000	0	(b)(c)(d)(e)

Total Hotels, Restaurants & Leisure				85,200

Media - 2.5%
CCO Holdings LLC / CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	510,000	548,250
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	18,000	14,445	(a)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	69,000	89,850
Comcast Corp., Notes	6.500%	1/15/15	539,000	616,163
Comcast Corp., Notes	5.875%	2/15/18	55,000	65,405
Comcast Corp., Notes	6.450%	3/15/37	50,000	61,034
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	66,500
Comcast Corp., Senior Notes	6.950%	8/15/37	20,000	25,512
Comcast Corp., Senior Notes	6.400%	3/1/40	20,000	25,086
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	40,000	45,600
DISH DBS Corp., Senior Notes	7.000%	10/1/13	35,000	37,581
DISH DBS Corp., Senior Notes	6.625%	10/1/14	16,000	17,440
DISH DBS Corp., Senior Notes	7.750%	5/31/15	85,000	96,050
DISH DBS Corp., Senior Notes	7.875%	9/1/19	50,000	58,125
DISH DBS Corp., Senior Notes	6.750%	6/1/21	100,000	110,000
News America Inc., Notes	5.300%	12/15/14	864,000	955,279
News America Inc., Senior Notes	6.650%	11/15/37	20,000	23,337
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	240,000	308,894
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	490,000	647,868
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	140,000	182,608
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	40,000	42,153
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	110,000	133,091
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	270,000	298,922
Time Warner Inc., Senior Notes	4.700%	1/15/21	20,000	22,213
Time Warner Inc., Senior Notes	7.625%	4/15/31	215,000	279,390
Time Warner Inc., Senior Notes	6.250%	3/29/41	20,000	23,342
United Business Media Ltd., Notes	5.750%	11/3/20	140,000	141,499	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	90,000	91,800	(a)

Total Media				5,027,437

TOTAL CONSUMER DISCRETIONARY				6,028,259

CONSUMER STAPLES - 2.6%
Beverages - 0.9%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	290,000	348,058
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	110,000	129,541
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	620,000	723,391
PepsiCo Inc., Senior Notes	7.900%	11/1/18	64,000	86,955
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	480,000	498,766	(a)

Total Beverages				1,786,711

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Food & Staples Retailing - 0.6%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	360,000	$447,702
CVS Corp., Pass-Through Trust	9.350%	1/10/23	70,000	77,944	(a)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	298,612	352,674
Safeway Inc., Senior Notes	3.950%	8/15/20	90,000	87,270
Safeway Inc., Senior Notes	4.750%	12/1/21	300,000	300,677

Total Food & Staples Retailing				1,266,267

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	510,000	598,381

Household Products - 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group
Escrow LLC, Senior Secured Notes	8.500%	10/15/16	100,000	106,250	(a)

Tobacco - 0.7%
Altria Group Inc., Senior Notes	8.500%	11/10/13	200,000	222,605
Altria Group Inc., Senior Notes	9.250%	8/6/19	80,000	109,314
Altria Group Inc., Senior Notes	4.750%	5/5/21	310,000	341,978
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	290,000	290,719
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	160,000	164,419
Reynolds American Inc., Senior Notes	7.250%	6/1/12	80,000	80,371
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	150,000	181,008

Total Tobacco				1,390,414

TOTAL CONSUMER STAPLES				5,148,023

ENERGY - 5.5%
Energy Equipment & Services - 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	320,000	426,453
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	120,000	124,200
SESI LLC, Senior Notes	7.125%	12/15/21	50,000	54,375	(a)

Total Energy Equipment & Services				605,028

Oil, Gas & Consumable Fuels - 5.2%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	255,000	303,397
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	30,000	39,966
Apache Corp., Notes	6.000%	9/15/13	290,000	311,293
Apache Corp., Senior Notes	3.250%	4/15/22	80,000	82,764
Apache Corp., Senior Notes	5.100%	9/1/40	30,000	33,100
Apache Corp., Senior Notes	4.750%	4/15/43	20,000	21,399
Arch Coal Inc., Senior Notes	7.000%	6/15/19	250,000	225,000	(a)
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	430,000	457,751
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	140,000	150,050
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	30,000	31,457
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	10,000	9,950
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	90,000	88,200
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	110,000	107,800
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	100,000	104,500
Concho Resources Inc., Senior Notes	6.500%	1/15/22	98,000	103,880
Concho Resources Inc., Senior Notes	5.500%	10/1/22	50,000	50,062
ConocoPhillips, Notes	6.500%	2/1/39	200,000	271,323
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	55,000	75,046
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	147,700
Devon Energy Corp., Senior Notes	5.600%	7/15/41	360,000	414,865
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	9,000	10,308
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	240,000	275,423
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	484,000	546,760
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	270,000	337,967
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	260,000	275,288
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	10,000	11,564
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	160,000	177,667
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	400,000	456,751
Hess Corp., Notes	8.125%	2/15/19	430,000	559,709
Kerr-McGee Corp., Notes	6.950%	7/1/24	221,000	275,757

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Kerr-McGee Corp., Notes	7.875%	9/15/31	227,000	$294,467
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	50,000	50,838
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	21,000	24,436
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	110,000	133,240
MarkWest Energy Partners LP/MarkWest Energy
Finance Corp., Senior Notes	6.250%	6/15/22	50,000	52,875
Noble Energy Inc., Senior Notes	8.250%	3/1/19	290,000	371,775
Noble Energy Inc., Senior Notes	4.150%	12/15/21	10,000	10,483
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	350,000	360,346
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	170,000	175,525
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	359,000	424,517
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	150,000	157,775
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	137,000	156,449
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	122,000	136,781
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	710,000	781,305
QEP Resources Inc., Senior Notes	6.875%	3/1/21	190,000	209,475
Regency Energy Partners LP/Regency Energy
Finance Corp., Senior Notes	6.500%	7/15/21	148,000	157,620
Shell International Finance BV, Senior Notes	4.375%	3/25/20	70,000	81,032
Shell International Finance BV, Senior Notes	6.375%	12/15/38	120,000	164,359
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	48,000	60,382
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	14,000	14,980
Williams Cos. Inc., Debentures	7.500%	1/15/31	46,000	56,142
Williams Cos. Inc., Notes	7.875%	9/1/21	82,000	104,396
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	45,000	55,149
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	144,000	195,089
WPX Energy Inc., Senior Notes	6.000%	1/15/22	100,000	97,750	(a)

Total Oil, Gas & Consumable Fuels				10,283,883

TOTAL ENERGY				10,888,911

FINANCIALS - 13.9%
Capital Markets - 2.4%
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/43	20,000	13,850	(f)
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	60,000	60,422
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	80,000	81,773
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	10,000	10,335
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	80,000	83,419
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	230,000	244,701
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	530,000	550,796
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	190,000	203,584
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	60,000	60,828
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	520,000	530,168
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	120,000	31,200	(a)(d)(g)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,020,000	265,200	(a)(b)(d)
Lehman Brothers Holdings Capital Trust VII	5.857%	6/18/12	20,000	0	(b)(c)(d)(e)(f)(h)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	190,000	0	(b)(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,070,000	0	(b)(c)(d)(e)
Morgan Stanley, Medium-Term Notes	0.916%	10/18/16	422,000	362,531	(f)
Morgan Stanley, Senior Notes	4.750%	3/22/17	40,000	39,970
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	1,380,000	1,391,555
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	340,000	360,737
UBS AG, Senior Notes	2.250%	1/28/14	250,000	251,404
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	280,000	290,705

Total Capital Markets				4,833,178

Commercial Banks - 4.3%
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	340,000	361,085	(a)
BankAmerica Institutional Capital A, Junior
Subordinated Bonds	8.070%	12/31/26	100,000	101,250	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	110,000	110,867	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	400,000	390,241

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks - continued
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	230,000	$241,393	(a)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	80,000	87,863	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA, Senior Notes	3.375%	1/19/17	430,000	444,173
Credit Agricole SA, Senior Notes	2.625%	1/21/14	200,000	196,809	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	500,000	442,500	(a)(f)(h)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	373,000	0	(a)(b)(c)(d)(e)
HSBC Finance Capital Trust IX, Junior
Subordinated Notes	5.911%	11/30/35	1,200,000	1,110,000	(f)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	220,000	203,684	(a)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	546,000	24,570	(a)(d)(g)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	120,000	129,945
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	95,889	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	200,000	207,381	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	400,000	384,867	(a)
Rabobank Nederland NV, Junior Subordinated
Notes	11.000%	6/30/19	180,000	229,771	(a)(f)(h)
Resona Preferred Global Securities Cayman Ltd.,
Junior Subordinated Bonds	7.191%	7/30/15	214,000	222,649	(a)(f)(h)
Royal Bank of Scotland Group PLC, Junior
Subordinated Bonds	7.648%	9/30/31	40,000	33,050	(f)(h)
Royal Bank of Scotland Group PLC, Junior
Subordinated Notes, Medium Term Notes	1.000%	9/29/17	100,000	67,750	(f)(h)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	220,000	230,751
Royal Bank of Scotland Group PLC, Subordinated
Notes	5.000%	10/1/14	290,000	286,195
Royal Bank of Scotland Group PLC, Subordinated
Notes	5.050%	1/8/15	110,000	106,625
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	285,193	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	96,016	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	330,000	344,990	(a)
Wachovia Capital Trust III, Junior Subordinated
Bonds	5.570%	6/18/12	230,000	214,188	(f)(h)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	892,000	959,637
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	180,000	193,297
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	400,000	399,680
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	40,000	44,018
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	387,000	392,584

Total Commercial Banks				8,638,911

Consumer Finance - 1.1%
Ally Financial Inc., Notes	2.200%	12/19/12	390,000	395,093
Ally Financial Inc., Senior Notes	8.300%	2/12/15	30,000	33,000
Ally Financial Inc., Senior Notes	5.500%	2/15/17	20,000	20,462
American Express Co., Subordinated Debentures	6.800%	9/1/66	271,000	277,843	(f)
American Express Credit Corp., Medium-Term
Notes	5.875%	5/2/13	60,000	62,973
American Express Credit Corp., Senior Notes	5.125%	8/25/14	490,000	532,093
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	410,000	442,106
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	20,000	21,635
John Deere Capital Corp., Notes	2.250%	4/17/19	230,000	232,668
SLM Corp., Medium-Term Notes	8.000%	3/25/20	60,000	64,050
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	69,000	70,733
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	56,000	46,760

Total Consumer Finance				2,199,416

Diversified Financial Services - 5.1%
Bank of America Corp., Senior Notes	4.500%	4/1/15	280,000	289,616
Bank of America Corp., Senior Notes	3.875%	3/22/17	80,000	79,888
Bank of America Corp., Senior Notes	5.625%	7/1/20	180,000	186,352
Bank of America Corp., Senior Notes	5.000%	5/13/21	270,000	269,220
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	970,000	985,837
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	130,000	152,801
Citigroup Funding Inc.	2.125%	7/12/12	440,000	441,720

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Financial Services - continued
Citigroup Funding Inc., Notes	2.250%	12/10/12	430,000	$435,578
Citigroup Inc., Notes	6.500%	8/19/13	10,000	10,547
Citigroup Inc., Senior Notes	6.000%	12/13/13	500,000	528,127
Citigroup Inc., Senior Notes	5.125%	5/5/14	210,000	220,141
Citigroup Inc., Senior Notes	6.375%	8/12/14	50,000	53,948
Citigroup Inc., Senior Notes	5.500%	10/15/14	60,000	63,975
Citigroup Inc., Senior Notes	6.010%	1/15/15	210,000	227,394
Citigroup Inc., Senior Notes	6.000%	8/15/17	140,000	155,344
Citigroup Inc., Senior Notes	6.875%	3/5/38	330,000	385,357
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	640,000	662,230
General Electric Capital Corp., Notes	5.300%	2/11/21	40,000	44,124
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,290,000	1,305,901
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	30,000	32,205
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,320,000	1,676,820
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	580,000	598,125	(f)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	110,000	81,950	(a)(f)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	130,000	138,775	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	650,000	705,250	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	136,397
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	40,000	41,961
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	249,000	284,104
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	100,000	101,375

Total Diversified Financial Services				10,295,062

Insurance - 0.9%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	250,000	227,965
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	60,000	66,149
American International Group Inc., Senior Notes	3.750%	11/30/13	100,000	101,281	(a)
American International Group Inc., Senior Notes	8.250%	8/15/18	160,000	194,351
American International Group Inc., Senior Notes	6.400%	12/15/20	70,000	80,542
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	130,000	138,525
ING Capital Funding Trust III, Junior Subordinated Bonds	4.070%	6/30/12	10,000	8,245	(f)(h)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	608,000	597,794
Teachers Insurance & Annuity Association of
America-College Retirement Equity Fund, Notes	6.850%	12/16/39	280,000	351,952	(a)

Total Insurance				1,766,804

Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	150,000	155,683

TOTAL FINANCIALS				27,889,054

HEALTH CARE - 2.1%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	150,000	171,689
Medtronic Inc., Senior Notes	3.125%	3/15/22	10,000	10,273

Total Health Care Equipment & Supplies				181,962

Health Care Providers & Services - 1.0%
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	220,000	241,725
HCA Inc., Senior Notes	6.250%	2/15/13	97,000	99,971
HCA Inc., Senior Notes	5.750%	3/15/14	174,000	181,395
HCA Inc., Senior Secured Notes	6.500%	2/15/20	100,000	107,250
Humana Inc., Senior Notes	7.200%	6/15/18	240,000	290,178
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	60,000	69,600
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	182,000	204,977
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	310,000	378,605
WellPoint Inc., Notes	5.875%	6/15/17	20,000	23,553

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services - continued
WellPoint Inc., Notes	7.000%	2/15/19	140,000	$176,781
WellPoint Inc., Senior Notes	3.700%	8/15/21	190,000	201,072

Total Health Care Providers & Services				1,975,107

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	90,000	97,224

Pharmaceuticals - 0.9%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	370,000	441,908
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	640,000	676,956	(a)
Pfizer Inc., Senior Notes	6.200%	3/15/19	320,000	403,713
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	220,000	273,828	(a)
Teva Pharmaceutical Finance Co. BV, Senior
Notes	3.650%	11/10/21	40,000	41,534
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	40,000	41,534
Wyeth, Notes	5.950%	4/1/37	13,000	16,745

Total Pharmaceuticals				1,896,218

TOTAL HEALTH CARE				4,150,511

INDUSTRIALS - 0.8%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	170,000	211,939
Boeing Co., Senior Notes	4.875%	2/15/20	80,000	95,798
Raytheon Co., Senior Notes	3.125%	10/15/20	110,000	114,439

Total Aerospace & Defense				422,176

Airlines - 0.3%
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	360,000	370,350	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	146,587	158,680
United Airlines, Pass-Through Trust, Pass-Through
Certificates, Secured Notes	9.750%	1/15/17	50,093	57,232

Total Airlines				586,262

Building Products - 0.1%
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	245,000	255,719	(a)

Commercial Services & Supplies - 0.1%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	60,000	62,391
Waste Management Inc.	7.375%	5/15/29	50,000	66,162

Total Commercial Services & Supplies				128,553

Road & Rail - 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	81,000	92,846
Kansas City Southern de Mexico SA de CV, Senior
Notes	6.125%	6/15/21	40,000	44,200
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	20,000	21,050

Total Road & Rail				158,096

TOTAL INDUSTRIALS				1,550,806

INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor Inc., Senior Subordinated
Notes	10.125%	12/15/16	5,000	5,344
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	40,000	49,729

TOTAL INFORMATION TECHNOLOGY				55,073

MATERIALS - 2.6%
Chemicals - 0.1%
CF Industries Inc., Senior Notes	6.875%	5/1/18	170,000	198,050
CF Industries Inc., Senior Notes	7.125%	5/1/20	3,000	3,593
Ecolab Inc., Senior Notes	4.350%	12/8/21	80,000	87,410
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	11,509

Total Chemicals				300,562

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Containers & Packaging - 0.3%
Ball Corp., Senior Notes	6.750%	9/15/20	160,000	$177,600
Ball Corp., Senior Notes	5.750%	5/15/21	250,000	270,000
Reynolds Group Issuer Inc./Reynolds Group Issuer
LLC, Senior Secured Notes	7.125%	4/15/19	100,000	105,000	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer
LLC, Senior Secured Notes	6.875%	2/15/21	110,000	113,850	(a)

Total Containers & Packaging				666,450

Metals & Mining - 2.1%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	140,000	172,413
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	90,000	93,283	(a)
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	220,000	237,407
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	400,000	507,065
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	100,000	103,662
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	30,000	30,750	(a)
Freeport-McMoRan Copper & Gold Inc., Senior
Notes	3.550%	3/1/22	320,000	316,837
Novelis Inc., Senior Notes	8.750%	12/15/20	120,000	132,900
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	380,000	470,821
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	370,000	508,006
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	60,000	63,705
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	76,000	77,710
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	30,000	31,350
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	70,000	77,350
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	9,000	10,326
Vale Overseas Ltd., Notes	6.875%	11/21/36	308,000	368,124
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	682,000	702,167
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	230,000	240,350	(a)

Total Metals & Mining				4,144,226

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	120,000	122,786	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	30,000	30,696	(a)

Total Paper & Forest Products				153,482

TOTAL MATERIALS				5,264,720

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.7%
AT&T Inc., Global Notes	5.500%	2/1/18	660,000	779,404
AT&T Inc., Global Notes	5.600%	5/15/18	20,000	23,802
AT&T Inc., Global Notes	6.550%	2/15/39	190,000	236,332
AT&T Inc., Senior Notes	3.875%	8/15/21	60,000	64,679
AT&T Inc., Senior Notes	6.300%	1/15/38	10,000	12,026
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	186,514
AT&T Inc., Senior Notes	5.550%	8/15/41	10,000	11,459
Deutsche Telekom International Finance BV,
Senior Notes	5.750%	3/23/16	391,000	443,141
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	167,000	174,306
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	9,000	9,428
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	150,000	158,250
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	214,700
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	120,000	118,515
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	240,000	291,841
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	30,000	41,033
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	350,000	434,027
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	140,000	146,809

Total Diversified Telecommunication Services				3,346,266

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	140,000	165,686
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000	113,471
Cellco Partnership/Verizon Wireless Capital LLC,
Senior Notes	8.500%	11/15/18	30,000	41,363

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services - continued
Cricket Communications Inc., Senior Secured
Notes	7.750%	5/15/16	15,000	$15,862
Rogers Cable Inc., Senior Secured Second Priority
Notes	6.250%	6/15/13	35,000	37,105
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	99,958
Sprint Capital Corp., Global Notes	6.900%	5/1/19	30,000	26,400
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	30,000	22,575
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	221,000	188,402

Total Wireless Telecommunication Services				710,822

TOTAL TELECOMMUNICATION SERVICES				4,057,088

UTILITIES - 1.7%
Electric Utilities - 0.8%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	181,000	186,276
Exelon Corp., Bonds	5.625%	6/15/35	426,000	469,422
FirstEnergy Corp., Notes	7.375%	11/15/31	502,000	632,482
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	140,000	172,998
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	180,000	242,752

Total Electric Utilities				1,703,930

Gas Utilities - 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	3,000	3,888

Independent Power Producers & Energy Traders - 0.6%
AES Corp., Senior Notes	8.000%	6/1/20	670,000	773,850
Calpine Construction Finance Co. LP and CCFC
Finance Corp., Senior Secured Notes	8.000%	6/1/16	155,000	168,950	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	160,000	172,000	(a)
Energy Future Intermediate Holding Co. LLC/EFIH
Finance Inc., Senior Secured Notes	10.000%	12/1/20	27,000	29,936

Total Independent Power Producers & Energy Traders				1,144,736

Multi-Utilities - 0.3%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	415,000	422,836
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	122,920

Total Multi-Utilities				545,756

TOTAL UTILITIES				3,398,310

TOTAL CORPORATE BONDS & NOTES (Cost - $65,981,457)				68,430,755

ASSET-BACKED SECURITIES - 3.3%
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.584%	4/25/34	160,163	130,353	(f)
Asset-Backed Securities Corp. Home Equity, 2003- HE7 M1	1.215%	12/15/33	150,995	115,984	(f)
Avis Budget Rental Car Funding AESOP II LLC,
2010-3A A	4.640%	5/20/16	160,000	172,528	(a)
Avis Budget Rental Car Funding AESOP II LLC,
2010-5A A	3.150%	3/20/17	100,000	103,650	(a)
Avis Budget Rental Car Funding AESOP II LLC,
2012-2A A	2.802%	5/20/18	150,000	151,375	(a)
Bear Stearns Asset-Backed Securities Trust, 2004- SD3 A3	0.809%	9/25/34	114,130	99,159	(f)
CDC Mortgage Capital Trust, 2004-HE3 M1	1.154%	11/25/34	224,237	162,309	(f)
CIT Group Home Equity Loan Trust, 2003-1 A4	3.930%	3/20/32	777,899	775,951
Countrywide Asset-Backed Certificates, 2007-SD1 A1	0.689%	3/25/47	646,695	262,079	(a)(f)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.390%	11/15/36	81,245	59,779	(f)
Education Funding Capital Trust, 2004-1 A5	1.740%	6/15/43	100,000	92,563	(c)(f)
First Franklin Mortgage Loan Asset-Backed
Certificates, 2004-FF3 M1	1.064%	5/25/34	98,018	73,459	(f)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.449%	11/25/36	166,339	100,599	(f)
Greenpoint Manufactured Housing, 1999-2 A2	2.994%	3/18/29	200,000	156,787	(f)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES - continued
Greenpoint Manufactured Housing, 1999-3 2A2	3.703%	6/19/29	75,000	$55,049	(f)
Greenpoint Manufactured Housing, 1999-4 A2	3.740%	2/20/30	75,000	54,828	(f)
Greenpoint Manufactured Housing, 2001-2 IA2	3.742%	2/20/32	150,000	114,122	(f)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.742%	3/13/32	225,000	170,217	(f)
GSRPM Mortgage Loan Trust, 2007-1 A	0.639%	10/25/46	187,229	83,345	(a)(f)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	300,000	329,048	(a)
Iowa Student Loan Liquidity Corp., 2011-1 A	1.724%	6/25/42	194,435	183,831	(f)
Keycorp Student Loan Trust, 2003-A 1A2	0.726%	10/25/32	226,374	209,030	(f)
Nelnet Student Loan Corp., 2004-2A A5B	1.090%	2/25/39	400,000	344,000	(c)(f)
Nelnet Student Loan Trust, 2004-4 A5	0.626%	1/25/37	100,000	94,737	(f)
Novastar Home Equity Loan, 2003-3 A2C	1.299%	12/25/33	157,106	129,723	(f)
Option One Mortgage Loan Trust, 2003-1 A2	1.079%	2/25/33	57,148	45,358	(f)
Origen Manufactured Housing, 2006-A A2	3.742%	10/15/37	700,000	413,000	(f)
Origen Manufactured Housing, 2007-A A2	3.742%	4/15/37	754,313	429,958	(f)
Pennsylvania Higher Education Assistance Agency, 2005-1 B1	2.470%	4/25/45	500,000	420,000	(f)
RAAC Series, 2006-RP4 A	0.529%	1/25/46	75,883	58,695	(a)(f)
RAAC Series, 2007-RP3 A	0.619%	10/25/46	196,775	108,764	(a)(f)
Renaissance Home Equity Loan Trust, 2003-1 A	1.099%	6/25/33	47,836	37,876	(f)
Renaissance Home Equity Loan Trust, 2003-3 A	0.739%	12/25/33	252,703	204,543	(f)
Residential Asset Mortgage Products Inc., 2003- RS7 MII1	1.364%	8/25/33	86,578	50,291	(f)
SACO I Trust, 2005-2 A	0.639%	4/25/35	35,087	15,460	(a)(f)
Saxon Asset Securities Trust, 2003-3 M1	1.214%	12/25/33	86,611	62,003	(f)
Saxon Asset Securities Trust, 2005-1 M1	0.699%	5/25/35	424,397	297,269	(f)
SLM Student Loan Trust, 2003-11 A6	0.764%	12/15/25	300,000	287,625	(a)(f)
SLM Student Loan Trust, 2005-4 A3	0.586%	1/25/27	100,000	93,974	(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $7,514,279)				6,749,321

COLLATERALIZED MORTGAGE OBLIGATIONS - 11.3%
Banc of America Commercial Mortgage Inc., 2005- 3 AM	4.727%	7/10/43	35,000	36,480
Banc of America Commercial Mortgage Inc., 2006- 1 AM	5.421%	9/10/45	73,000	78,218	(f)
Banc of America Commercial Mortgage Inc., 2007- 4 A4	5.917%	2/10/51	220,000	253,341	(f)
Banc of America Commercial Mortgage Inc., 2007- 5 A3	5.620%	2/10/51	60,000	63,591
Banc of America Funding Corp., 2004-B 3A2	2.835%	12/20/34	187,783	117,064	(f)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.252%	12/25/34	189,955	175,799	(f)
Bayview Commercial Asset Trust, 2006-1A A1	0.509%	4/25/36	1,379,528	941,320	(a)(f)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A4	5.694%	6/11/50	25,000	28,867	(f)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	99,032	104,596
Countrywide Alternative Loan Trust, 2004-14T2 A6	5.500%	8/25/34	419,604	419,525
Countrywide Alternative Loan Trust, 2006-OA1 2A1	0.450%	3/20/46	87,176	46,253	(f)
Countrywide Alternative Loan Trust, 2006-OA17 1A1A	0.435%	12/20/46	712,613	379,149	(f)
Credit Suisse Mortgage Capital Certificates, 2007- C1 A3	5.383%	2/15/40	140,000	146,360
DBUBS Mortgage Trust, 2011-LC3A XA, IO	1.641%	8/10/44	804,392	44,166	(a)(f)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.689%	6/25/34	162,786	143,047	(f)
Downey Savings & Loan Association Mortgage
Loan Trust, 2004-AR1 A2A	0.650%	9/19/44	236,706	171,216	(f)
Federal Home Loan Mortgage Corp. (FHLMC)
Reference REMIC, R007 ZA	6.000%	5/15/36	427,476	509,402

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal Home Loan Mortgage Corp. (FHLMC),
Multi-Family Structured Pass-Through Certificates, IO	1.847%	7/25/21	897,400	$105,860	(f)
Federal Home Loan Mortgage Corp. (FHLMC),
Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.223%	1/25/20	735,632	46,744	(f)
Federal Home Loan Mortgage Corp. (FHLMC),
Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.407%	4/25/20	2,539,763	183,481	(f)
Federal Home Loan Mortgage Corp. (FHLMC),
Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.837%	6/25/20	2,562,886	256,686	(f)
Federal Home Loan Mortgage Corp. (FHLMC),
Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.679%	8/25/20	837,625	73,790	(f)
Federal Home Loan Mortgage Corp. (FHLMC),
Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.742%	10/25/21	674,594	77,126	(f)
Federal Home Loan Mortgage Corp. (FHLMC),
Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.609%	12/25/21	469,685	48,560	(f)
Federal Home Loan Mortgage Corp. (FHLMC),
Multi-Family Structured Pass-Through Certificates, K702 X1, IO	1.729%	2/25/18	2,770,715	210,645	(f)
Federal Home Loan Mortgage Corp. (FHLMC),
Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.257%	5/25/18	1,546,786	165,519	(f)
Federal Home Loan Mortgage Corp. (FHLMC),
Multi-Family Structured Pass-Through Certificates, K704 X1, IO	2.165%	8/25/18	469,605	49,578	(f)
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.261%	10/25/40	409,842	64,865	(f)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.291%	12/25/40	225,033	35,704	(f)
Federal National Mortgage Association (FNMA), 2011-59 NZ	5.500%	7/25/41	523,395	630,427
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.441%	7/25/41	400,655	66,179	(f)
Federal National Mortgage Association (FNMA), 2011-87 SJ, IO	5.711%	9/25/41	863,030	155,219	(f)
Federal National Mortgage Association (FNMA), 2012-25 B	6.500%	3/25/42	800,000	953,464
Federal National Mortgage Association (FNMA), 2012-28 B	6.500%	6/25/39	200,000	227,470
Federal National Mortgage Association (FNMA), 2012-35 MB	5.500%	4/25/42	1,800,000	2,054,782
Federal National Mortgage Association (FNMA), 2012-46 BA	6.000%	5/25/42	600,000	687,000
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	304,324	42,377
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	311,299	48,560
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.609%	2/25/37	233,453	125,016	(f)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	260,000	286,134
Government National Mortgage Association
(GNMA), 2009-106 SU, IO	5.960%	5/20/37	278,616	46,778	(f)
Government National Mortgage Association
(GNMA), 2010-003 MS, IO	6.310%	11/20/38	193,831	30,998	(f)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association
(GNMA), 2010-031 GS, IO	6.260%	3/20/39	131,728	$21,259	(f)
Government National Mortgage Association
(GNMA), 2010-042 BS, IO	6.240%	4/20/40	72,299	12,541	(f)
Government National Mortgage Association
(GNMA), 2010-050 QS, IO	6.310%	12/20/38	676,622	111,520	(f)
Government National Mortgage Association
(GNMA), 2010-057 QS, IO	6.260%	5/20/40	223,875	39,271	(f)
Government National Mortgage Association
(GNMA), 2010-060 S, IO	6.260%	5/20/40	370,938	64,889	(f)
Government National Mortgage Association
(GNMA), 2010-076 SH, IO	6.260%	5/20/40	74,121	12,050	(f)
Government National Mortgage Association
(GNMA), 2010-085 HS, IO	6.410%	1/20/40	131,052	22,190	(f)
Government National Mortgage Association
(GNMA), 2010-113 BS, IO	5.760%	9/20/40	380,964	62,287	(f)
Government National Mortgage Association
(GNMA), 2010-121 SE, IO	5.760%	9/20/40	303,220	50,457	(f)
Government National Mortgage Association
(GNMA), 2010-H27 FA	0.623%	12/20/60	577,069	572,626	(f)
Government National Mortgage Association
(GNMA), 2011-004 PS, IO	5.940%	9/20/40	198,755	33,153	(f)
Government National Mortgage Association
(GNMA), 2011-011 SA, IO	5.760%	1/20/41	239,711	39,242	(f)
Government National Mortgage Association
(GNMA), 2011-032 S, IO	5.760%	3/16/41	79,649	10,334	(f)
Government National Mortgage Association
(GNMA), 2011-032 SD, IO	5.760%	3/20/41	164,032	26,576	(f)
Government National Mortgage Association
(GNMA), 2011-040 SA, IO	5.890%	2/16/36	843,998	120,443	(f)
Government National Mortgage Association
(GNMA), 2011-070 BS, IO	6.460%	12/16/36	172,219	30,602	(f)
Government National Mortgage Association
(GNMA), 2011-H06 FA	0.693%	2/20/61	899,648	896,186	(f)
Government National Mortgage Association
(GNMA), 2011-H09 AF	0.743%	3/20/61	192,764	192,543	(f)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.369%	4/25/47	224,869	199,719	(f)
GS Mortgage Securities Corp. II, 2011-GC5 X4, IO	1.941%	8/10/44	307,996	28,745	(a)(f)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.589%	3/25/35	136,114	111,905	(a)(f)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.589%	9/25/35	397,991	313,602	(a)(f)
Harborview Mortgage Loan Trust, 2006-07 2A1A	0.440%	9/19/46	772,007	474,834	(f)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.460%	7/19/47	658,267	437,301	(f)
IMPAC Secured Assets Corp., 2005-1 5A1	0.509%	7/25/35	44,219	21,345	(f)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.439%	5/25/36	199,274	85,138	(f)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	4.914%	8/25/37	593,616	406,576	(f)
JPMorgan Chase Commercial Mortgage Securities
Corp., 2006-LDP8 AM	5.440%	5/15/45	64,000	68,233
JPMorgan Chase Commercial Mortgage Securities
Corp., 2006-LDP9 A3	5.336%	5/15/47	30,000	33,176
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	466,000	510,138
LB-UBS Commercial Mortgage Trust, 2007-C1 A4	5.424%	2/15/40	17,000	19,328
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	120,000	136,745	(f)
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	145,000	166,272	(f)
MASTR Adjustable Rate Mortgages Trust, 2004-6 5A1	2.884%	7/25/34	716,159	635,846	(f)
MASTR Adjustable Rate Mortgages Trust, 2005-1 7A1	2.710%	2/25/35	258,874	218,426	(f)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.639%	11/25/33	25,664	25,415	(f)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	208,818	$214,395	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.589%	5/25/35	244,132	186,657	(a)(f)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.519%	2/25/35	301,564	298,868	(f)
Merrill Lynch Mortgage Trust, 2006-C1 A4	5.848%	5/12/39	843,863	959,109	(f)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	180,000	195,140	(f)
Morgan Stanley Mortgage Loan Trust, 2004-5AR 2A	2.780%	7/25/34	113,426	104,326	(f)
Mortgage IT Trust, 2005-2 1A1	0.499%	5/25/35	73,343	61,573	(f)
Mortgage IT Trust, 2005-3 A1	0.539%	8/25/35	138,659	112,435	(f)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	532,911	465,329
RBSSP Resecuritization Trust, 2010-3 4A1	3.214%	12/26/35	139,042	137,734	(a)(f)
Residential Asset Mortgage Products Inc., 2005- SL1 A7	8.000%	5/25/32	271,197	254,000
Residential Asset Securitization Trust, PAC, 2004- A2 1A3	0.639%	5/25/34	57,735	54,757	(f)
Sequoia Mortgage Trust, 2007-3 1A1	0.440%	7/20/36	482,146	378,172	(f)
Structured ARM Loan Trust, 2004-09XS A	0.609%	7/25/34	119,034	103,109	(f)
Structured ARM Loan Trust, 2004-8 1A1	2.706%	7/25/34	5,034	4,214	(f)
Structured Asset Securities Corp., 2002-9 A2	0.539%	10/25/27	89,500	82,748	(f)
Structured Asset Securities Corp., 2005-RF1 A	0.589%	3/25/35	95,621	75,954	(a)(f)
WaMu Mortgage Pass-Through Certificates, 2002- AR19 A6	2.463%	2/25/33	119,170	114,389	(f)
WaMu Mortgage Pass-Through Certificates, 2003- AR9 1A7	2.459%	9/25/33	45,124	45,569	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	167,548	138,981	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.559%	8/25/45	678,223	559,676	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.909%	6/25/47	47,963	32,094	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.365%	9/25/36	427,398	310,103	(f)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A2	2.620%	11/25/34	167,003	159,026	(f)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR4 2A2	2.690%	4/25/35	617,463	569,202	(f)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	2.766%	8/27/35	378,669	365,821	(a)(f)
WF-RBS Commercial Mortgage Trust, 2011-C2 XA, IO	1.351%	2/15/44	975,576	52,732	(a)(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $23,932,553)				22,578,382

COLLATERALIZED SENIOR LOANS - 0.2%
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
First Data Corp., Extended Term Loan B	4.240%	3/23/18	177,852	162,423	(i)
First Data Corp., Non-Extended Term Loan B2	2.990%	9/24/14	215,707	206,735	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $387,366)				369,158

MORTGAGE-BACKED SECURITIES - 30.1%
FHLMC - 5.6%
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	5/17/27	2,400,000	2,455,500	(j)
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	5/17/27	1,800,000	1,877,625	(j)
Federal Home Loan Mortgage Corp. (FHLMC)	2.796%	1/1/36	288,103	308,487	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	2.154%	2/1/37	49,814	52,550	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	2.342%	2/1/37	48,921	51,510	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	3.301%	5/1/37	124,377	131,598	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.909%	5/1/37	118,406	123,150	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	9/1/39	166,422	188,687

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
FHLMC - continued
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	11/1/41	95,227	$103,104
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	5/14/42	4,200,000	4,354,219	(j)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	5/14/42	100,000	105,516	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/1/13-11/1/35	104,348	114,313
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	10/1/15-1/1/32	305,365	341,963
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17	425,929	455,032
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/14/42	500,000	544,531	(j)

Total FHLMC				11,207,785

FNMA - 16.4%
Federal National Mortgage Association (FNMA)	6.500%	2/1/14-6/1/40	865,324	977,914
Federal National Mortgage Association (FNMA)	2.500%	5/17/27	2,000,000	2,047,500	(j)
Federal National Mortgage Association (FNMA)	3.000%	5/17/27	5,200,000	5,427,500	(j)
Federal National Mortgage Association (FNMA)	3.500%	5/17/27-5/14/42	2,000,000	2,080,532	(j)
Federal National Mortgage Association (FNMA)	4.500%	4/1/31-9/1/40	2,166,865	2,330,835
Federal National Mortgage Association (FNMA)	4.000%	6/1/32	2,100,000	2,231,578	(c)
Federal National Mortgage Association (FNMA)	6.000%	6/1/32-7/1/37	5,914,569	6,612,497
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-11/1/35	1,479,819	1,577,109
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-8/1/38	479,875	527,662
Federal National Mortgage Association (FNMA)	5.788%	8/1/37	325,228	348,602	(f)
Federal National Mortgage Association (FNMA)	7.000%	2/1/39	679,261	787,438
Federal National Mortgage Association (FNMA)	4.000%	10/1/41-12/1/41	3,203,595	3,394,373
Federal National Mortgage Association (FNMA)	4.000%	5/14/42	3,500,000	3,702,890	(j)
Federal National Mortgage Association (FNMA)	4.500%	5/14/42	700,000	749,656	(j)

Total FNMA				32,796,086

GNMA - 8.1%
Government National Mortgage Association (GNMA)	8.500%	11/15/27	4,466	4,491
Government National Mortgage Association (GNMA)	6.000%	7/15/29-11/20/41	3,250,683	3,676,803
Government National Mortgage Association (GNMA)	6.500%	9/15/36-10/15/36	123,566	142,249
Government National Mortgage Association (GNMA)	5.000%	10/20/39-9/20/40	1,910,240	2,119,909
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	3,132,894	3,441,390
Government National Mortgage Association (GNMA)	6.000%	4/19/42	400,000	450,572	(j)
Government National Mortgage Association (GNMA)	3.500%	5/21/42	700,000	737,516	(j)
Government National Mortgage Association (GNMA)	4.000%	5/21/42	700,000	757,312	(j)
Government National Mortgage Association (GNMA)	4.500%	5/21/42	3,200,000	3,504,000	(j)
Government National Mortgage Association (GNMA)	5.500%	5/21/42	1,300,000	1,449,688	(j)

Total GNMA				16,283,930

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $58,697,822)				60,287,801

MUNICIPAL BONDS - 1.5%
California - 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	190,000	240,150
Los Angeles, CA, Department of Water & Power
Revenue, Build America Bonds	6.574%	7/1/45	130,000	177,687

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
California - continued
Santa Clara Valley Transportation Authority, Sales
Tax Revenue, Build America Bonds	5.876%	4/1/32	190,000		$233,159
University of California Revenues	4.858%	5/15/12	180,000		183,668

Total California					834,664

Georgia - 0.1%
Municipal Electric Authority, GA, Build America
Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	120,000		136,426
Municipal Electric Authority, GA, Build America
Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	70,000		78,627

Total Georgia					215,053

Illinois - 0.3%
Cook County, IL, GO, Build America Bonds	6.229%	11/15/34	30,000		33,853
Illinois State, GO	5.665%	3/1/18	190,000		210,661
Illinois State, GO	5.877%	3/1/19	190,000		211,472

Total Illinois					455,986

Ohio - 0.1%
American Municipal Power-Ohio Inc., OH,
Revenue., Build America Bonds, Meldhal
Hydroelectric	6.270%	2/15/50	30,000		33,632
Student Loan Funding Corp., Cincinnati Ohio
Student Loan Revenue	0.455%	9/1/47	200,000		190,000	(f)(k)

Total Ohio					223,632

Pennsylvania - 0.6%
Pennsylvania State Higher Education Assistance
Agency, Student Loan Revenue	1.241%	6/1/47	1,350,000		1,245,375	(c)(f)

TOTAL MUNICIPAL BONDS (Cost - $2,731,964)					2,974,710

SOVEREIGN BONDS - 1.5%
India - 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	284,000		264,830	(a)(f)

Malaysia - 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,410,000	MYR	475,001
Government of Malaysia, Senior Bonds	4.262%	9/15/16	395,000	MYR	135,754

Total Malaysia					610,755

Mexico - 1.1%
Mexican Bonos, Bonds	8.000%	6/11/20	19,600,000	MXN	1,710,134
United Mexican States, Medium-Term Notes	6.750%	9/27/34	216,000		288,900
United Mexican States, Medium-Term Notes	6.050%	1/11/40	78,000		97,695

Total Mexico					2,096,729

Uruguay - 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1		2	(l)

TOTAL SOVEREIGN BONDS (Cost - $2,987,376)					2,972,316

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 18.4%
U.S. Government Agencies - 3.7%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	691,000		815,679	(a)
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	345,000		449,823
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	265,000		388,100
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,350,000		1,088,926
Federal National Mortgage Association (FNMA), Notes	1.125%	4/27/17	420,000		421,606

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA),
Senior Notes	3.625%	2/12/13	240,000	$246,351
Federal National Mortgage Association (FNMA),
Subordinated Notes	5.250%	8/1/12	500,000	505,734
Federal National Mortgage Association (FNMA),
Subordinated Notes	4.625%	5/1/13	460,000	480,196
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	270,000	241,721
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	80,000	73,433
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	290,000	264,123
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	470,000	424,641
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	240,000	212,367
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	40,000	35,067
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	230,000	210,094
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	280,000	252,977
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	20,000	17,325
Tennessee Valley Authority, Bonds	5.980%	4/1/36	733,000	983,371
Tennessee Valley Authority, Notes	5.250%	9/15/39	180,000	224,728

Total U.S. Government Agencies				7,336,262

U.S. Government Obligations - 14.7%
U.S. Treasury Bonds	4.375%	5/15/40	1,270,000	1,592,263
U.S. Treasury Bonds	4.375%	5/15/41	390,000	489,206
U.S. Treasury Bonds	3.125%	11/15/41	2,190,000	2,197,185
U.S. Treasury Bonds	3.125%	2/15/42	4,030,000	4,041,965
U.S. Treasury Notes	0.500%	5/31/13	20,000	20,066
U.S. Treasury Notes	0.125%	8/31/13	210,000	209,721
U.S. Treasury Notes	1.875%	2/28/14	150,000	154,424
U.S. Treasury Notes	0.375%	3/15/15	110,000	110,017
U.S. Treasury Notes	1.000%	9/30/16	330,000	334,512
U.S. Treasury Notes	1.000%	3/31/17	4,660,000	4,707,327
U.S. Treasury Notes	1.375%	2/28/19	5,750,000	5,790,428
U.S. Treasury Notes	1.500%	3/31/19	2,880,000	2,919,600
U.S. Treasury Notes	1.250%	4/30/19	1,310,000	1,304,064
U.S. Treasury Notes	2.000%	11/15/21	1,470,000	1,486,308
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	5,570,000	4,095,003

Total U.S. Government Obligations				29,452,089

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $34,616,399)				36,788,351

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.7%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	74,547	94,174
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	999,635	1,233,925
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	911,789	1,244,663
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	581,561	925,319

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $2,676,020)				3,498,081

			SHARES
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Citigroup Capital XII	8.500%		3,350	86,229	(f)
Citigroup Capital XIII	7.875%		4,950	131,819	(f)

TOTAL PREFERRED STOCKS (Cost - $216,708)				218,048

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT	VALUE
PURCHASED OPTIONS - 0.1%
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.17 Index, Put @ $97.00		6/20/12	1,950,200	$33,182
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.IG.18 Index, Put @ $100.00		6/20/12	3,790,000	11,100
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.HY.17 Index, Put @ $97.00		6/20/12	1,646,400	28,013
Eurodollar Mid Curve 2-Year Futures, Put @ $98.75		12/14/12	75	28,125
Eurodollar Mid Curve 2-Year Futures, Put @ $99.00		9/14/12	20	5,625
U.S. Treasury 10-Year Notes Futures, Call @ $132.00		6/22/12	13	7,313
U.S. Treasury 10-Year Notes Futures, Call @ $133.00		8/24/12	22	13,406

TOTAL PURCHASED OPTIONS (Cost - $232,170)				126,764

			WARRANTS
WARRANTS - 0.0%
SemGroup Corp. (Cost - $0)		11/30/14	147	1,308	*(d)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $199,974,114)				204,994,995

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 7.6%
U.S. Government Agencies - 7.6%
Federal Home Loan Mortgage Corp. (FHLMC),
Discount Notes	0.080%	7/11/12	6,500,000	6,499,233	(m)
Federal National Mortgage Association (FNMA),
Discount Notes	0.110%	7/2/12	8,780,000	8,779,096	(m)

TOTAL SHORT-TERM INVESTMENTS (Cost - $15,277,342)				15,278,329

TOTAL INVESTMENTS - 110.0% (Cost - $215,251,456#)				220,273,324
Liabilities in Excess of Other Assets - (10.0)%				(20,083,754)

TOTAL NET ASSETS - 100.0%				$200,189,570

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of April 30, 2012.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Value is less than $1.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The maturity principal is currently in default as of April 30, 2012.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(l)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(m)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PAC	— Planned Amortization Class

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS/ NOTIONAL AMOUNT	VALUE
SCHEDULE OF WRITTEN OPTIONS
Credit default swaption with Banc of America Securities
LLC to sell protection on Markit CDX.NA.HY.17 Index, Put	6/20/12	$92.00	3,910,200	$13,202
Credit default swaption with Banc of America Securities
LLC to sell protection on Markit CDX.NA.IG.18 Index, Call	6/20/12	90.00	3,790,000	5,488
Credit default swaption with Banc of America Securities
LLC to sell protection on Markit CDX.NA.IG.18 Index, Put	6/20/12	125.00	3,790,000	2,691
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.17 Index, Put	6/20/12	92.00	3,292,800	11,117
Eurodollar Mid Curve 2-Year Futures, Put	9/14/12	98.75	20	3,000
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	98.25	75	12,188
U.S. Treasury 10-Year Notes Futures, Call	6/22/12	133.50	13	2,235
U.S. Treasury 10-Year Notes Futures, Put	5/25/12	126.00	16	250

TOTAL WRITTEN OPTIONS (Premiums received - $199,519)				$50,171

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$68,430,755	$0	*	$68,430,755
Asset-backed securities	—	6,749,321	—		6,749,321
Collateralized mortgage obligations	—	22,578,382	—		22,578,382
Collateralized senior loans	—	369,158	—		369,158
Mortgage-backed securities	—	58,056,223	2,231,578		60,287,801
Municipal bonds	—	2,974,710	—		2,974,710
Sovereign bonds	—	2,972,316	—		2,972,316
U.S. government & agency obligations	—	36,788,351	—		36,788,351
U.S. treasury inflation protected securities	—	3,498,081	—		3,498,081
Preferred stocks	$218,048	—	—		218,048
Purchased options	54,469	72,295	—		126,764
Warrants	—	1,308	—		1,308

Total long-term investments	$272,517	202,490,900	$2,231,578		$204,994,995
Short-term investments†	—	15,278,329	—		15,278,329

Total investments	$272,517	217,769,229	$2,231,578		$220,273,324

Other financial instruments:
Forward foreign currency contracts	—	$19,464	—		$19,464
Credit default swaps on credit indices - sell protection‡	—	4,753	—		4,753
Credit default swaps on credit indices - buy protection‡	—	283,609	—		283,609

Total other financial instruments	—	$307,826	—		$307,826

Total	$272,517	$218,077,055	$2,231,578		$220,581,150

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$17,673	$32,498	—	$50,171
Futures contracts	323,629	—	—	323,629
Forward foreign currency contracts	—	123,024	—	123,024
Credit default swaps on credit indices - sell protection‡	—	269,262	—	269,262
Total return swaps‡	—	1,663	—	1,663

Total	$341,302	$426,447	—	$767,749

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MORTGAGE- BACKED SECURITIES		MUNICIPAL BONDS	WARRANTS	TOTAL
Balance as of July 31, 2011	$0	*	$462,500	$226,388	—		$1,251,250	$750	$1,940,888
Accrued premiums/discounts	—		1,222	—	—		2,780	—	4,002
Realized gain (loss)(1)	—		—	—	—		2,811	—	2,811
Change in unrealized appreciation (depreciation)(2)	—		(27,159)	8,559	$0	*	13,534	558	(4,508)
Purchases	—		—	646	2,231,578		—	—	2,232,224
Sales	—		—	(24,948)	—		(25,000)	—	(49,948)
Transfers into Level 3	—		—	—	—		—	—	—
Transfers out of Level 3(3)	—		(436,563)	(210,645)	—		(1,245,375)	(1,308)	(1,893,891)

Balance as of April 30, 2012	$0	*	—	—	$2,231,578		—	—	$2,231,578

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2012(2)	—		—	—	$0	*	—	—	$0 *

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2012, the total notional value of all credit default swaps to sell protection is $5,014,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Notes to Schedule of Investments (unaudited) (continued)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to Schedule of Investments (unaudited) (continued)

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Notes to Schedule of Investments (unaudited) (continued)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2012, the Fund held written options, forward foreign currency contracts, credit default swaps and total return swaps with credit related contingent features which had a liability position of $444,120. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(q) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At April 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,544,244
Gross unrealized depreciation	(6,522,376)

Net unrealized appreciation	$5,021,868

At April 30, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	36	6/12	$5,681,422	$5,681,250	$(172)

Contracts to Sell:
90-Day Eurodollar	6	6/12	$1,487,418	$1,492,875	$(5,457)
U.S. Treasury 5-Year Notes	42	6/12	5,175,864	5,199,469	(23,605)
U.S. Treasury 10-Year Notes	111	6/12	14,482,725	14,683,219	(200,494)
U.S. Treasury 30-Year Bonds	109	6/12	15,479,474	15,573,375	(93,901)

					(323,457)

Net unrealized loss on open futures contracts					$(323,629)

At April 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Brazilian Real	JPMorgan Chase Bank	840,000	$439,576	5/15/12	$(39,384)
Brazilian Real	JPMorgan Chase Bank	150,000	78,496	5/15/12	(806)
Brazilian Real	JPMorgan Chase Bank	150,000	78,496	5/15/12	(744)
Canadian Dollar	Citibank N.A.	1,868,000	1,890,373	5/16/12	19,464

					(21,470)

Contracts to Sell:
Euro	Citibank N.A.	2,779,025	$3,678,777	5/16/12	$(53,400)
Euro	Citibank N.A.	510,000	675,120	5/16/12	(2,408)
Euro	Morgan Stanley & Co.	1,395,000	1,846,653	5/16/12	(26,282)

					(82,090)

Net unrealized loss on open forward foreign currency contracts					$(103,560)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended April 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amounts	Premiums
Written options, outstanding as of July 31, 2011	166	$76,532
Options written	14,783,453	370,779
Options closed	(314)	(171,139)
Options exercised	(9)	(7,705)
Options expired	(172)	(68,948)

Written options, outstanding as of April 30, 2012	14,783,124	$199,519

At April 30, 2012, the Fund held TBA securities with a total cost of $30,108,611.

At April 30, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE(3)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America Securities LLC (CMBX 2 2006-2 AAA Index)	$312,000	3/15/49	0.070% quarterly	$(17,550)	$(18,199)	$649
Bank of America Securities LLC (Markit CDX.NA.IG.18)	2,047,000	6/20/17	1.000% quarterly	4,753	(1,000)	5,753
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	171,000	3/15/49	0.070% monthly	(9,619)	(9,978)	359
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	100,000	2/17/51	0.350% quarterly	(7,854)	(8,114)	260
Credit Suisse First Boston Inc. (CMBX NA AM 1)	108,000	10/12/52	0.500% monthly	(10,017)	(9,842)	(175)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	152,000	10/12/52	0.500% monthly	(14,098)	(14,731)	633
Credit Suisse First Boston Inc. (CMBX NA AM 1)	390,000	10/12/52	0.500% monthly	(36,173)	(16,891)	(19,282)
Credit Suisse First Boston Inc. (CMBX NA AM 2)	233,000	3/15/49	0.500% monthly	(30,727)	(48,181)	17,454
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	152,000	12/13/49	0.080% monthly	(11,020)	(17,729)	6,709
Goldman Sachs Group Inc. (CMBX NA AM 1)	95,000	10/12/52	0.500% monthly	(8,811)	(8,628)	(183)
Goldman Sachs Group Inc. (CMBX NA AM 1)	191,000	10/12/52	0.500% monthly	(17,715)	(8,388)	(9,327)
Goldman Sachs Group Inc. (CMBX NA AM 2)	237,000	3/15/49	0.500% monthly	(31,254)	(51,550)	20,296
JPMorgan Chase & Co. (CMBX NA AM 1)	188,000	10/12/52	0.500% monthly	(17,437)	(18,105)	668
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	100,000	3/15/49	0.070% monthly	(5,625)	(5,463)	(162)
UBS Warburg LLC (CMBX 2 2006-2 AAA Index)	259,000	3/15/49	0.070% monthly	(14,569)	(14,794)	225
UBS Warburg LLC (CMBX NA AM 2)	125,000	3/15/49	0.500% monthly	(16,484)	(22,565)	6,081
UBS Warburg LLC (CMBX NA AM 2)	154,000	3/15/49	0.500% monthly	(20,309)	(30,649)	10,340

Total	$5,014,000			$(264,509)	$(304,807)	$40,298

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(4)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE(3)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Citigroup Global Markets (CMBX 4 2007-2 AAA)	$132,000	2/17/51	0.350% monthly	$10,368	$15,566	$(5,198)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	491,000	10/12/52	0.100% monthly	19,098	21,828	(2,730)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	239,000	10/12/52	0.100% monthly	9,296	9,204	92
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA)	267,000	10/12/52	0.100% monthly	10,385	10,650	(265)
Credit Suisse First Boston Inc. (CMBX NA AM 4 Index)	280,000	2/17/51	0.500% monthly	55,277	25,589	29,688
Credit Suisse First Boston Inc. (CMBX NA AM 4 Index)	270,000	2/17/51	0.500% monthly	53,302	25,492	27,810
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	229,000	10/12/52	0.100% monthly	8,907	9,275	(368)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	712,000	10/12/52	0.100% monthly	27,694	36,778	(9,084)
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	250,000	10/12/52	0.100% quarterly	9,724	8,438	1,286
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	437,000	10/12/52	0.100% quarterly	16,997	16,823	174
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	390,000	10/12/52	0.100% monthly	15,169	20,145	(4,976)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	249,000	10/12/52	0.100% monthly	9,685	12,253	(2,568)
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	107,000	2/17/51	0.500% monthly	21,124	20,470	654
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	84,000	2/17/51	0.500% monthly	16,583	16,382	201

Total	$4,137,000			$283,609	$248,893	$34,716

Notes to Schedule of Investments (unaudited) (continued)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Goldman Sachs Group Inc.	$430,722	1/12/40	1-month LIBOR	IOS.FN30.450.09	$(3,091)	$1,428

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at April 30, 2012.

	Futures Contracts			Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Depreciation	Written Options, at value	Purchased Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$(323,629)	$(17,673)	$54,469	—	—	$(1,663)	$(288,496)
Foreign Exchange Risk	—	—	—	$19,464	$(123,024)	—	(103,560)
Credit Risk	—	(32,498)	72,295	—	—	19,100	58,897

Total	$(323,629)	$(50,171)	$126,764	$19,464	$(123,024)	$17,437	$(333,159)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended April 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$60,545
Written options	74,218
Forward foreign currency contracts (to buy)	2,427,998
Forward foreign currency contracts (to sell)	6,350,585
Futures contracts (to buy)	15,306,237
Futures contracts (to sell)	33,628,100

Average notional balance
Interest rate swap contracts†	$2,915,000
Credit default swap contracts (to buy protection)	3,391,400
Credit default swap contracts (to sell protection)	4,331,660
Total return swap contracts	1,834,624

†	At April 30, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: June 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: June 22, 2012

By	/s/ RICHARD F. SENNETT
‘	Richard F. Sennett
Principal Financial Officer

Date: June 22, 2012